SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 3, 1996

     ATC Environmental Inc. has changed its name to ATC Group
Services Inc.  ATC's Registration Statement of Form S-3, File
No. 333-10551 became effective on September 3, 1996.

     The date of this Supplement is May 5, 1997